EXHIBIT 99.1
------------




JONES LANG LASALLE - PAGE 1:



                          JONES LANG LASALLE

                              August 2003




[ Jones Lang LaSalle Logo ]

JONES LANG LASALLE - PAGE - 2:




                                AGENDA



                           COMPANY OVERVIEW



                         FINANCIAL PERFORMANCE



            APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES



      APPENDIX II - GAAP and Non-GAAP Results and Reconciliation

JONES LANG LASALLE - PAGE - 3:




OVERVIEW OF JONES LANG LASALLE


                 WE ARE:                           WE ARE NOT:

     . A global company with operations      . Asset intensive
       in 100 markets

     . Service provider to real estate       . A REIT or a direct
       owners and occupiers                    owner of real estate

     . Investment/fund manager for
       institutions investing in real estate

     . Client-relationship oriented

     . Strong cash-flow business model

JONES LANG LASALLE - PAGE - 4:




      HISTORY OF JONES LANG LASALLE - BUILDING A GLOBAL PLATFORM



          Jones Lang LaSalle created by the merger of equals
            Integrated global platform (NYSE ticker "JLL")


                                 1999




                                 1998

        LaSalle Partners acquires Compass Management & Leasing




                                 1997


            LaSalle Partners initial public offering - NYSE




                                 1968

                  LaSalle Partners founded in Chicago




                                 1958

                  Jones Lang Wootton expands overseas




                                 1783

                 Jones Lang Wootton founded in London

JONES LANG LASALLE - PAGE - 5:




                              OUR VISION


                     To be the chosen real estate

                    expert and strategic advisor to

                     the leading owners, occupiers

                    and investors around the world

JONES LANG LASALLE - PAGE - 6:




                         CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income, Growth &
                                                     Opportunistic
                                                     Programs

JONES LANG LASALLE - PAGE - 7:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2002
                           GEOGRAPHIC SPREAD
                           -----------------


                          Europe       --    43%
                          Americas     --    41%
                          Asia Pacific --    16%

JONES LANG LASALLE - PAGE - 8:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2002
                         BUSINESS UNIT SPREAD
                         --------------------


                        IMPLEMENTATION SERVICES

                      Valuations & Consulting -- 10%
                      Capital Markets -- 16%
                      Agency Leasing -- 16%
                      Tenant Representation -- 9%


                   MANAGEMENT AND ADVISORY SERVICES

                      Property Management (Investors) -- 20%
                      Property Management (Corporates) -- 6%
                      Project and Development Management -- 10%
                      Investment Management -- 13%




                 ANNUITY-LIKE REVENUE APPROACHING 50%

JONES LANG LASALLE - PAGE - 9:




                     CAPITALIZING ON OUR STRENGTHS



-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Fragmented          . Integrated global         . Apply "Best
  industry            platform                    Practices"

                    . Breadth of services       . Disciplined client
                                                  relationship
                                                  management


-------------------------------------------------------------------------

Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Convert 1X clients
                                                  to 2X and 3X
                    . Integrated marketing
                                                . Explicit cross-
                                                  selling objectives


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 10:




              OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ... [ listing Companies and their logos ]



     BANK OF AMERICA              DEUTSCHE BANK

     MICROSOFT                    P&G

     MOTOROLA                     3M

     JONES LANG LASALLE           CalPERS

     MERRILL LYNCH                DELPHI

     TAAssociates                 TIAA CREF

     HSBC                         DEPARTMENT OF THE ARMY -
                                    UNITED STATES OF AMERICA

     JPMorgan FLEMING             GM

     GOLDMAN SACHS                CISCO SYSTEMS

     THE OHIO STATE UNIVERSITY

JONES LANG LASALLE - PAGE - 11:




                 WHY CLIENTS CHOOSE JONES LANG LASALLE



     .     GLOBAL REACH WITH CONSISTENT CULTURE AND SERVICE

           - Our single management/ownership structure ensures consistent, superior service in local markets and around the world


     .     GLOBAL BEST PRACTICES AND INFRASTRUCTURE

           - We have experts in virtually every real estate discipline. We assemble teams with deep subject matter expertise to find world-class solutions for our clients


     .     OUR INVESTMENT IN TECHNOLOGY AND RESEARCH

           - Our only business is real estate. We have made substantial investments in real estate technology and research, and leverage them for our clients

JONES LANG LASALLE - PAGE - 12:




                    LASALLE INVESTMENT MANAGEMENT -
                     A DIFFERENTIATOR FOR OUR FIRM



           . Leading global real estate investment manager for institutional investors, public and private investors and corporations

           . Long-standing client relationships and a growing investor list

           . Multiple investment offerings including separate accounts, private real estate funds and fund of funds

           . Increasingly global focus with approximately half of 2002 revenue achieved outside North America

           . Leveraging Jones Lang LaSalle's presence, knowledge and relationships globally

JONES LANG LASALLE - PAGE - 13:




                    LASALLE INVESTMENT MANAGEMENT -
               GLOBAL REACH AND OUTSTANDING PERFORMANCE

                                       Assets Under
           Product                      Management         %
           -------                     ------------     ------

           European private equity        $ 9.8          47.8%
           U.S. private equity            $ 6.8          33.2%
           U.S. public equity             $ 2.9          14.0%
           European public equity         $ 0.6           2.9%
           Asia-Pacific private equity    $ 0.4           1.9%
           Canadian private equity        $ 0.1           0.3%
                                          -----         ------
           Total                          $20.5         100.0%
                                          =====         ======




[ line chart indicating the following ]


                EUROPEAN PRIVATE EQUITY as of 12/31/02

                                                       Investment
                                      LaSalle           Property
                                     Investment         Databank
                                     Management          (IPD)
                                     ----------        ----------
           One-year                      10.3%              9.6%
           Three-year                     9.6%              8.9%
           Five-year                     11.5%             10.6%



                   U.S. PRIVATE EQUITY as of 3/31/03

                                                       National
                                                      Council of
                                                      Real Estate
                                      LaSalle         Investment
                                     Investment       Fiduciaries
                                     Management        (NCREIF)
                                     ----------       -----------
           One-year                       8.2%              7.1%
           Three-Year                    10.4%              8.5%
           Five-year                     11.2%             10.2%




Note: LaSalle Investment Management performance reflects unleveraged returns.

JONES LANG LASALLE - PAGE - 14:




                THE LEADING REAL ESTATE SERVICES BRAND



           .     #1 Global Platform

                 -    100 markets on five continents

                 -    over 7,000 real estate professionals

                 -    Technology leader



           .     #1 Property Manager in the World

                 -    735 million s.f. under management



           .     One of the World's Largest and Most Diverse
                 Real Estate Investment

                 -    $20.5 billion under management



           .     Leading Professional Project Management Business

                 -    700 dedicated professionals



           .     Leading Real Estate Research Capability

                 -    170 dedicated professionals

JONES LANG LASALLE - PAGE - 15:




                     [ JONES LANG LASALLE - LOGO ]



                         FINANCIAL PERFORMANCE

JONES LANG LASALLE - PAGE - 16:




                       [ Graphic indicating  - ]


      CLIENT SERVICE MODEL - FOCUS ON MAXIMIZING GROWTH AND CASH




                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation


OWNERS & OCCUPIERS --

CORPORATE SOLUTIONS                    INVESTOR SERVICES
[ highlighted to indicate -            [ highlighted to indicate -
GROWTH +, Annuity revenues ]           MARKET GROWTH, Cash generators ]

-    Space Acquisition                 -     Buying & Selling
-    Space Disposition                 -     Leasing
-    Facilities Management             -     Property Management
-    Project & Development             -     Project & Development
       Services                                Services
-    Consulting                        -     Consulting


INVESTOR --

CAPITAL MARKETS                        INVESTMENT MANAGEMENT
[ highlighted to indicate -            [ highlighted to indicate -
MARKET GROWTH, Cash generators ]       GROWTH +, Annuity revenues ]


-    Acquisitions & Dispositions       -     Investment Strategy
-    Corporate Finance                 -     Private & Public
-    Financial Restructuring                   Markets
-    Sale & Leaseback                  -     Direct & Indirect
-    Debt & Equity Raising                     Investment
-    Partnering                        -     Income, Growth &
                                               Opportunistic
                                               Programs

JONES LANG LASALLE - PAGE - 17:




                          SUPERIOR CASH FLOW


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                 2002 (1)      2001 (1)   Prior Year
                                 --------      --------   ----------

  Adjusted EBITDA                  $ 106        $  137         (23%)

  Interest                            17            20         (15%)

  Tax                                 18            29         (38%)

  Free Cash Flow                      71            88         (19%)

  USES

  Debt Pay Down                    $  34        $   19          79%

  Stock Repurchase                     5             7         (29%)

  Co-Investment                        9            (9)         --

  Capital Expenses                    20            43         (53%)

  Working Capital                      3            28         (89%)



 (1) Adjusted to exclude non-recurring and restructuring charges.
     See Appendix II for explanation of EBITDA and Free Cash Flow.

JONES LANG LASALLE - PAGE - 18:




                 CAPITAL STRUCTURE - FINANCIAL IMPACT

$MM

[ bar chart indicating - ]


12/31/1999
----------

Total - $323

Credit facilities and short term borrowings* - $323



12/31/2002
----------

Total - $215

Credit facilities and short term borrowings* - $42 (LIBOR + 2.25%)

Euro Notes - $173 (9% - Callable June 2004)


     * - Interest Expense peaks at $27MM in 2000




CALLING EURO NOTES IN 2004 USING CREDIT FACILITIES ALLOWS SIGNIFICANT INTEREST EXPENSE SAVINGS:

     .     Significantly lower borrowing costs

     .     Further debt reduction

JONES LANG LASALLE - PAGE - 19:




                    DRIVING IMPROVED PROFITABILITY



     .     REVENUE OPPORTUNITIES

           -     Capitalize on Outsourcing trend

           -     Increase share of clients and market - 1X to 2x and 3x

           - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

           -     Expand Investment Management business in all regions




     .     OPERATING EFFICIENCY

           - Continue to focus on cost management and streamline back office

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology, improving client service, reducing operating costs and increasing process efficiency




     .     CAPITAL STRUCTURE IMPACT

           -     Euro Note call

           -     Reduced tax rate

           -     Continued debt repayment

JONES LANG LASALLE - PAGE - 20:




                   PRUDENT APPROACH TO 2003 OUTLOOK



     . Q2 2003 GAAP loss of $0.05 in line with expectations (includes $0.11 per share impairment charge for property management system in Australia)

           - EPS was $0.06 per share for the period excluding this impairment charge

           - Strong performance in the Americas; year-on-year revenue growth in first half of 2003

           -     Continued decline in Europe



     .     For full year 2003, our goal remains to improve on 2002 results

           - Continue to focus in 2003 on targeted investment in growth areas, cost containment and debt reduction

           - Cautious given seasonality of business coupled with uncertain economic environment

JONES LANG LASALLE - PAGE - 21:




                     [ JONES LANG LASALLE - LOGO ]



            APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES

JONES LANG LASALLE - PAGE - 22:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       . 530 million    . Annuity type      . Agency Leasing
Management       s.f.             management fees
(Investors)                       paid monthly      . Project &
                                  or quarterly        Development
                                                      Management

                                                    . Investment
                                                      Management


-------------------------------------------------------------------------


Property       . 205 million    . Annuity type      . Project &
Management       s.f.             management fees     Development
(Corporates)     (2001 Combined   paid quarterly      Management
                 Property Man-
                 agement = 730                      . Tenant
                 million s.f.)                        Representation


-------------------------------------------------------------------------


Project &                       . Strategic         . Property
Development                       Alliances           Management
Management                                            (Investors)
                                . Percentage of
                                  construction      . Property
                                  costs               Management
                                                      (Corporates)

                                                    . Tenant
                                                      Representation


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 23:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         . 3,300 trans-   . Recurring         . Project &
Representation   actions          income from         Development
                 40 million       strategic           Management
                 s.f.             alliances
                 (2001: 3,300
                 transactions                       . Property
                 and 33 million                       Management
                 s.f.)                                (Corporates)


-------------------------------------------------------------------------


Agency         . 7,900 trans-   . Income sourced    . Property
Leasing          actions          from Property       Management
                 76 million s.f.  Management and      (Investors)
                 (2001: 9,100     Investment
                 transactions     Management        . Investment
                 and 82 million                       Management
                 s.f.)

-------------------------------------------------------------------------


Capital        . 1,500 trans-   . One-time trans-   . Investment
Markets          actions          action fees, but    Management
                 $18 billion of   repeat client
                 value (2001:     business          . Property
                 1,300 trans-                         Management
                 actions and
                 $19 billion                        . Tenant
                 of value)                            Representation

-------------------------------------------------------------------------


Valuation &    . 25,200 valua-  . Regular repeat    . Property
Consulting       tions            valuation fees      Management
                 (2001: 29,400)   tied to asset       (Corporates)
                                  value
                                                    . Capital Markets
                                . Consulting
                                  fixed fee or      . Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 24:




                  BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         . $19.5 billion  . Contractual base  . Capital Markets
Investments      of assets under  fees (% of assets)
                 management                         . Property
                 (2001: $17.8   . Acquisition fees    Management
                 billion)                             (Investors)
                                . Performance fees
                                                    . Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    . Agency Leasing


-------------------------------------------------------------------------


Indirect       . $3.7 billion   . Contractual base  . N/A
Investment       of assets under  fees (% of assets)
                 management
                 (2001: $4.4    . Performance fees
                 billion)


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 25:




                     [ JONES LANG LASALLE - LOGO ]



      APPENDIX II - GAAP and Non-GAAP Results and Reconciliation

JONES LANG LASALLE - PAGE - 26:




          2002 GAAP EARNINGS REFLECT ORGANIZATION DOWNSIZING



$MM (except per share data)

                                         Actual
                                  --------------------    % Change
                                   2002          2001     Prior Year
                                  ------        ------    ----------

  Revenue                         $  840        $  905          (7%)

  Operating Expenses                 771           815          (5%)

  Non-Recurring &
    Restructuring Charges             14            77         (82%)

  OPERATING INCOME                    55            13          --

  Interest Expense                    17            20         (15%)

  Income Taxes                        11             8          38%

  NET INCOME                      $   27        $  (15)         --

  EPS                             $ 0.85        $(0.51)         --
                                  ------        ------       ------

  EBITDA (1)                      $   91        $   60          52%
                                  ======        ======       ======



Notes:

  (1)  See subsequent slide in this Appendix II for explanation of EBITDA.

JONES LANG LASALLE - PAGE - 27:




         2002 ADJUSTED EARNINGS MEET REVISED EARNINGS GUIDANCE



$MM (except per share data)

                                        Actual
                                ----------------------    % Change
                                2002 (1)      2001 (1)    Prior Year
                                --------      --------    ----------

  Revenue                         $  840        $  905          (7%)

  Operating Expenses                 771           815          (5%)

  ADJUSTED OPERATING INCOME           69            90         (23%)

  Interest Expense                    17            20         (15%)

  Income Taxes                        18            29         (38%)

  Minority Interest                  --              1          --

  ADJUSTED NET INCOME             $   34        $   40         (15%)

  ADJUSTED EPS                    $ 1.08        $ 1.31         (18%)
                                  ------        ------       ------

  Adjusted EBITDA                 $  106        $  137         (23%)
                                  ======        ======       ======



Notes:

  (1) Adjusted to exclude non-recurring & restructuring charges. See subsequent slide in this Appendix II for explanation of EBITDA and Free Cash Flow.

JONES LANG LASALLE - PAGE - 28:




       RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME



$MM

                                                      Actual
                                               --------------------
                                                 2002         2001
                                                ------       ------

GAAP NET INCOME                                 $   27       $  (15)
                                                ------       ------


NON-RECURRING & RESTRUCTURING CHARGES:

Impairment of E-commerce                        $    0       $   18

Land Investment & Development Impairment             3            3



2001 Global Restructuring                           (1)          56



2002 Global Restructuring                           13          --
                                                ------       ------


TOTAL NON-RECURRING & RESTRUCTURING CHARGES         15           77


Less:  Net Benefit for Income Taxes                  7           22

Less:  Cumulative Effect of Change in
       Accounting Principle                          1          --
                                                ------       ------

NET ADJUSTMENT TO GAAP NET INCOME               $    7       $   55
                                                ======       ======

JONES LANG LASALLE - PAGE - 29:




               CALCULATION OF EBITDA AND ADJUSTED EBITDA



$MM (except per share data)

                                                      Actual
                                               --------------------
                                                 2002         2001
                                                ------       ------

OPERATING INCOME                                $   55       $   13

Depreciation & Amortization                         37           47

Minority Interest                                   (1)         --
                                                ------       ------

EBITDA                                          $   91       $   60

Non-recurring and restructuring charges             15           77
                                                ------       ------

ADJUSTED EBITDA                                 $  106       $  137
                                                ======       ======

JONES LANG LASALLE - PAGE - 30:




               EXPLANATION OF EBITDA AND FREE CASH FLOW



     . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes Minority Interests in EBITDA


     . Free Cash flow represents Adjusted EBITDA less interest expense and income taxes


     . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance, cash generation and ability to service debt


     . EBITDA and Free Cash Flow should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with
           GAAP), or (iii) liquidity

JONES LANG LASALLE - PAGE - 31:




[ JONES LANG LASALLE - LOGO ]



Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.